3. Patents and Licenses (December 2013 Note)	12 Months Ended
Dec. 31, 2013
Goodwill and Intangible Assets Disclosure [Abstract]
3. Patents and Licenses (December 2013 Note)

Patents and Licenses consisted of the following at December 31, 2013 and 2012:

Patent Rights Acquisitions	2013	2012
V-Clip Pharmaceuticals	$803,836	$803,836
Colorado/Vermont	248,000	248,000
Carcinotek, Inc. (net of $475,000 impairment)	25,000	25,000

	$1,076,836	$1,076,836

V-Clip Acquisition-

V-Clip Pharmaceuticals, Inc. (“V-Clip”) was formed by the Company and other founding shareholders (44% owned by the Company and 56% owned by other founding shareholders) as the vehicle to acquire rights to certain patents and patent applications (owned by the University of Colorado) in the fields of diagnosis and treatment of HIV, AIDS, Hepatitis C, and Herpes developed by Karen Newell, PhD, at the University of Colorado. In November 2007, the University of Colorado granted to V-Clip, a subsidiary of the Company, an exclusive worldwide license of the University’s patent rights to make, use, sell, offer to sell, and import any licensed products pertaining to patented technology owned by the University relating to the diagnosis and treatment of HIV, AIDS, Hepatitis C and Herpes. As part of the license, the Company had the right to acquire the 56% of V-Clip not already owned by the Company. Successful completion of preliminary tests indicated a match between the Company’s own work and compounds predicted by Dr. Newell’s work. As a result, the Company exercised its right to acquire the remainder of V-Clip in October 2008. The Company exercised its option to obtain the remaining 56% of V-Clip that it did not already own and merged V-Clip into the Company as a wholly-owned subsidiary. In connection with the transaction, valued by the Company at $803,836, the Company issued 26,683,078 common shares and 43,854,355 warrants to purchase common shares at prices between $0.03 and $0.282 per share (pre-split).

Colorado/Vermont-

Effective in December 2009, the Company entered into agreements with the University of Vermont and the University of Colorado (together the “Universities”) whereby it agreed to reimburse them for certain prior patent costs they incurred for a Metabolic Disruption portfolio totaling approximately $248,000. On December 3, 2009, the Company issued two 5% Unsecured Convertible Notes to the Universities evidencing these obligations pursuant to the Company’s licensing agreements with these institutions. Royalties and milestone payments are payable by the Company upon completion of certain milestones, including FDA clinical trial approval and commercialization, as well as upon sublicensing of the rights. The Company now holds exclusive direct licenses to the underlying patents, patents rights, patent applications and other rights.

Carcinotek Acquisition-

In March 2009, the Company completed the acquisition of Carcinotek in exchange for five million shares of Series A Preferred Shares. Through this transaction, the Company obtained the last remaining rights to use of the TNP technology that were not previously owned by the Company – in this case, those relating to cancer and other applications.